UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)

October 28, 2026 (October 27, 2026)

SkyAI, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41355	82-3751728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Maxess Road, Suite 124, Melville, NY	(631) 574-4436	11747
Address of principal executive offices	(Registrant’s Telephone Number, Including Area Code)	(Zip Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SKYA	Nasdaq Capital Market
Common Stock Purchase Warrants	SKYAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 27, 2026, SkyAI, Inc. (“SKYAI”, or the “Company”) entered into a tender offer support and settlement agreement (the “Agreement”) with Bastion Trading Limited, a British Virgin Islands company and certain of its affiliates (together, “Bastion”, and SKYAI and Bastion together, the “Parties”).

Pursuant to the Agreement, the Company has agreed to amend the terms of the Company’s currently ongoing cash tender offer (the “Offer”) to (a) increase the maximum number of cash pre-funded warrants that may be tendered in the Offer to equal 100% of the cash pre-funded warrants issued and outstanding; (b) increase the maximum number of cryptocurrency pre-funded warrants that may be tendered in the Offer to equal 100% of the cryptocurrency pre-funded warrants issued and outstanding; (c) add cash stapled warrants as securities that may be tendered in the Offer, with the amount that may be tendered in the Offer equal to 100% of the cash stapled warrants issued and outstanding, with no minimum number required to be tendered as a condition to the Offer, and with the cash stapled warrants to be offered in the Offer at a price of $0.17 per stapled warrant; (d) add cryptocurrency stapled warrants as securities that may be tendered in the Offer, with the amount that may be tendered in the Offer equal to 100% of the cryptocurrency stapled warrants issued and outstanding, with no minimum number required to be tendered as a condition to the Offer, and with the cryptocurrency stapled warrants to be offered in the Offer at a price of $0.17 per stapled warrant, (e) extend the term of the Offer until at least November 12, 2026, and (f) subject to applicable law, delete any provisions in the Schedule to Tender Offer Statement pertaining to the Offer (as may be amended, the “Schedule TO”) related to a 30% withholding on payments for Non-U.S. Holders (“Withholding”), and, subject to applicable law, for the Company not make any such Withholding.

Pursuant to the terms of the Agreement, Bastion has agreed to tender all securities beneficially owned by Bastion as may be so tendered in the Offer. Additionally, Bastion has agreed to customary standstill provisions a period of three years from the execution of the Agreement (the “Standstill Period”), during which time Bastion would not be permitted, without approval of the Board of Directors of the Company, from acquiring any of the Company’s securities, or selling or transferring any securities of the Company to any third parties which would knowingly cause such third party to beneficially own more than 5% of the Company (subject to limited exception), nominating directors, submitting shareholder proposals, soliciting proxies, seeking representation on the Board of Directors of the Company, or otherwise seeking to influence the management or policies of the Company, amongst other customary restrictions.

In addition, pursuant to the terms of the Agreement, the Parties have also agreed to a mutual non-disparagement agreement during the Standstill Period (subject to limited exceptions); an agreement by each of the Parties not to pursue any legal proceedings against the other party during the Standstill Period (subject to limited exceptions); and after payment for the shares tendered in the Offer, an agreement of mutual release of claims by each of the Parties (subject to limited exceptions). The Parties have also agreed to a number of other covenants in connection with the Agreement, including an agreement by the Company not to alter certain terms of the Offer without the approval of Bastion; an agreement by Bastion not to sell or transfer any securities of the Company beneficially owned by Bastion other than through tender in the Offer until the earlier of the expiration of the Offer or termination of the Agreement; an agreement by Bastion not to make any “block trades” of the Company’s shares of common stock for a specified period after the expiration of the Offer, after which time the Company would receive a right of first refusal on any such block trades; and an agreement by Bastion during the Standstill Period to vote any voting securities of the Company beneficially held by Bastion in line with the Board’s recommendations of any proposals (other than any proposal regarding a change of control of the Company).

The Agreement contains customary representations, warranties, agreements and other provisions, including the reimbursement of certain expenses of Bastion. The Agreement shall automatically terminate under a number of circumstances, including if the Company terminates or withdraws the Offer, the Company does not accept payment for any of the securities of Bastion tendered in the Offer, the breach of certain covenants to the Agreement, a determination that the Withholding is required in connection with the Offer following consultation with a third party advisor, or if the Company has not amended the Schedule TO within the time provided for under the Agreement. If not otherwise terminated in accordance with its terms, the Agreement will terminate on the expiration of the Standstill Period.

The above summary is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached herewith as Exhibit 10.1 to this Current Report on Form 8-K (“Form 8-K”) and incorporated herein by reference.

Item 8.01 Other Events

On October 27, 2026, the Company issued a press release announcing the entry into the Agreement. A copy of the press release is attached herewith as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) See attached Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Tender Offer Support and Settlement Agreement, dated as of October 27, 2026, by and among SkyAI, Inc., and Bastion Trading Limited and certain of its affiliates.
99.1	Press release of SkyAI, Inc. dated October 27, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain exhibits and schedules have been omitted pursuant to Item 601(a)(6) of Regulation S-K. The Company hereby agrees to furnish a copy of any omitted exhibit or schedule to the SEC upon request.

Additional Information Regarding the Tender Offer

This communication is not an offer to buy nor a solicitation of an offer to sell any securities of the Company. The solicitation and offer to buy shares, cash pre-funded warrants, cryptocurrency pre-funded warrants and strategic advisor warrants are being made solely pursuant to the offer to purchase, a letters of transmittal and other related materials that the Company has filed as part of a tender offer statement on Schedule TO with the Securities and Exchange Commission (the “SEC”). Investors may obtain a free copy of these materials and all other documents filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investors” section of the Company’s website at www.skyai.co. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE DOCUMENTS, INCLUDING THE OFFER MATERIALS OF THE COMPANY AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE OFFER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES, CASH PRE-FUNDED WARRANTS, CRYPTOCURRENCY PRE-FUNDED WARRANTS AND STRATEGIC ADVISOR WARRANTS INTO THE OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER

About SkyAI

SkyAI, Inc. (Nasdaq: SKYA) is building a financial platform that will combine stablecoin rails on Solana with AI. For additional information, please visit www.skyai.co.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this communication other than statements of historical fact are forward-looking statements, including statements regarding the Settlement Agreement, and the Offer, including its terms and any amendment to its terms, funding and completion. Forward-looking statements are based on current expectations, assumptions, and beliefs, and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Risks and uncertainties that could cause results to differ from expectations include: (i) uncertainties as to the timing of the expiration and completion of the Offer; (ii) the risk that the Offer may not be completed in a timely manner or at all; (iii) uncertainties as to the number of shares and warrants of each class that will be validly tendered and not validly withdrawn in the Offer; (iv) the possibility that any or all of the various conditions to the consummation of the Offer, including the minimum tender condition for each class, may not be satisfied or waived; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Offer; (vi) the effect of the announcement or pendency of the Offer on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its operating results and business generally or the trading market for its common stock; (vii) risks related to the Offer diverting management’s attention from the Company’s ongoing business operations; (viii) the risk that shareholder or warrant holder litigation in connection with the Offer may result in significant costs of defense, indemnification and liability; (ix) the Company’s ability to achieve the anticipated benefits of the Offer; (x) risks related to compliance with the Settlement Agreement, including the requirement to make certain amendments to the terms of the Offer, and (xi) risks and uncertainties pertaining to the Company’s business, and the risks and uncertainties detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and its other filings with the SEC, as well as the Offer Materials filed and to be filed by the Company in connection with the Offer, including any amendments or supplements thereto.

Forward-looking statements speak only as of the date of this communication. The Company undertakes no obligation to update or revise these statements, whether as a result of new information, future developments, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SkyAI, Inc.

By:	/s/ Paul K. Danner
Name:	Paul K. Danner
Title:	Principal Executive Officer

Date: October 28, 2026